================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2006

                       EDUCATIONAL DEVELOPMENT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-4957

               Delaware                                 73-0750007
    (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                  Identification No.)

                10302 East 55th Place, Tulsa, Oklahoma 74146-6515
              (Address of principal executive offices and Zip Code)

                                 (918) 622-4522
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On January 12, 2006, Educational Development Corporation, announced via press release, nine months results and declares annual dividend. A copy of the press release is attached hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)  EXHIBITS

           99.1 Press release dated as of January 12, 2006

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Educational Development Corporation

                                       By: /s/ Randall W. White
                                           -------------------------------------
                                           Randall W. White
                                           President and Chief Executive Officer

Date: January 12, 2006

                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
----------    ------------------------------------------
*99.1         Press release dated as of January 12, 2006

----------
*Filed herewith.